Exhibit 10.30

NORTHWEST AIRLINES

SUPPLEMENTAL EXECUTIVE RETIREMENT PLAN

(2001 Restatement)

NORTHWEST AIRLINES

SUPPLEMENTAL EXECUTIVE RETIREMENT PLAN

(2001 Restatement)

Preamble

1.1.  Amendment and Restatement.  Northwest Airlines, Inc., a Minnesota corporation, (hereinafter the “Principal Sponsor”) heretofore established the “Northwest Airlines, Inc. Supplemental Executive Retirement Plan” (the “SERP”) and reserved to itself the right to amend that Plan from time to time. By adoption of this amended and restated document entitled “Northwest Airlines Supplemental Executive Retirement Plan (2001 Restatement),” the Principal Sponsor hereby amends and restates the SERP in its entirety as applied to all persons who are Participants as of January 1, 2001 (without regard to whether they are then actively employed on that date) and all persons who become Participants after that date.

1.2.  Unfunded Obligation.  The obligation of the Principal Sponsor to make payments under this SERP constitutes only the unsecured (but legally enforceable) promise of the Principal Sponsor to make such payments. The Participant shall have no lien, prior claim or other security interest in any property of the Principal Sponsor. If a fund is established by the Principal Sponsor in connection with this SERP, the property therein shall remain the sole and exclusive property of the Principal Sponsor. The Principal Sponsor will pay the cost of this SERP out of its general assets.

1.3.  Scope.  This SERP document consists of a Preamble and two distinct and mutually exclusive Parts applicable to mutually exclusive groups of Participants as follows.

1.3.1.  Part A.  Part A of the SERP document contains all the provisions and rules applicable to the following Participants:

(a)   Each Participant with an effective date for the commencement of SERP participation that is prior to January 1, 2001, who did not continue in active employment with Northwest Airlines, Inc. on or after January 1, 2001, and

(b)   Each Participant with an effective date for the commencement of SERP participation that is prior to January 1, 2001, who did continue in active employment with Northwest Airlines, Inc. on or after January 1, 2001, but who did not affirmatively agree in an Ancillary Agreement signed after January 1, 2001 by the Participant and by the Principal Sponsor to become covered under Part B.

No portion of Part A of the SERP document is applicable to any Participant to whom Part B is applicable.

1.3.2.  Part B.  Part B of the SERP document contains all the provisions and rules applicable to the following Participants.

(a)   Each Participant with an effective date for the commencement of SERP participation that is prior to January 1, 2001, who did continue in active employment with Northwest Airlines, Inc. on or after January 1, 2001, and who did affirmatively agree in an Ancillary Agreement signed after January 1, 2001 by the Participant and by the Principal Sponsor to become covered under Part B, and

(a)   Each Participant with an effective date for the commencement of SERP participation that is on or after January 1, 2001.

No portion of Part B of the SERP document is applicable to any Participant to whom Part A is applicable.

IN WITNESS WHEREOF, Northwest Airlines, Inc. has caused this amended and restated document to be adopted effective as of January 1, 2001.

October 25, 2001	NORTHWEST AIRLINES, INC.

By
	Its:	Chief Executive Officer

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NORTHWEST AIRLINES

SUPPLEMENTAL EXECUTIVE RETIREMENT PLAN

(2001 Restatement)

Part A

NORTHWEST AIRLINES

SUPPLEMENTAL EXECUTIVE RETIREMENT PLAN

(2001 Restatement)

Part A

TABLE OF CONTENTS

Page
SECTION 1.	INTRODUCTION			1

	1.1.	Plan Established
	1.2.	Scope of Part A
	1.3.	Unfunded Obligation

SECTION 2.	PLAN NAME			1

SECTION 3.	PARTICIPANTS			2

	3.1.	Participants
	3.2.	Continuation of Status

SECTION 4.	BENEFITS PAYABLE			2

	4.1.	Benefit for Participants
		4.1.1.	Entitlement and Amount
		4.1.2.	Form of Payment
	4.2.	Benefit for Beneficiaries
		4.2.1.	Entitlement and Amount
		4.2.2.	Form of Payment
	4.3.	Ancillary Agreements

SECTION 5.	FUNDING			4

	5.1.	Hedging Investments
	5.2.	Corporate Obligation

SECTION 6.	GENERAL MATTERS			5

	6.1.	Amendments
	6.2.	ERISA Administrator
	6.3.	Service of Process
	6.4.	Limited Benefits
	6.5.	Spendthrift Provision
	6.6.	Certifications
	6.7.	Errors in Computations

SECTION 7.	FORFEITURE OF BENEFITS			5

SECTION 8.	CLAIMS PROCEDURE			6

	8.1.	Initiating Benefits
	8.2.	Original Claim
	8.3.	Claims Review Procedure
	8.4.	General Rules

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SECTION 9.	CONSTRUCTION		7

	9.1.	Defined Terms
	9.2.	ERISA Status
	9.3.	IRC Status
	9.4.	Effect on Other Plans
	9.5.	Disqualification
	9.6.	Rules of Document Construction
	9.7.	References to Laws
	9.8.	Effect on Employment
	9.9.	Choice of Law

APPENDIX A — DEFINITIONS			A-1

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NORTHWEST AIRLINES

SUPPLEMENTAL EXECUTIVE RETIREMENT PLAN

(2001 Restatement)

Part A

SECTION 1

INTRODUCTION

1.1.  Plan Established.  Effective as of January 1, 1995, NORTHWEST AIRLINES, INC., a Minnesota corporation, (the “Principal Sponsor”) establishes this employee benefit plan for the purpose of providing additional retirement to certain eligible employees in addition to the “final average earnings formula” benefits provided under the tax-qualified defined benefit pension plan known as the “Northwest Airlines Pension Plan for Salaried Employees” (the “Pension Plan”) and the nonqualified defined benefit pension plan known as the “Northwest Airlines Pension Excess Plan for Salaried Employees” (the “Excess Plan”).

1.2.  Scope of Part A.  This Part A of the SERP document (together with the Preamble to the SERP document) contains all the provisions and rules applicable to the following Participants:

(a)   Each Participant with an effective date for the commencement of SERP participation that is prior to January 1, 2001, who did not continue in active employment with Northwest Airlines, Inc. on or after January 1, 2001, and

(b)   Each Participant with an effective date for the commencement of SERP participation that is prior to January 1, 2001, who did continue in active employment with Northwest Airlines, Inc. on or after January 1, 2001, but who did not affirmatively agree in an Ancillary Agreement signed after January 1, 2001 by the Participant and by the Principal Sponsor to become covered under Part B.

No portion of this Part A of the SERP document is applicable to any Participant to whom Part B is applicable.

1.3.  Unfunded Obligation.  The obligation of the Principal Sponsor to make payments under this SERP constitutes only the unsecured (but legally enforceable) promise of the Principal Sponsor to make such payments. The Participant shall have no lien, prior claim or other security interest in any property of the Principal Sponsor. If a fund is established by the Principal Sponsor in connection with this SERP, the property therein shall remain the sole and exclusive property of the Principal Sponsor. The Principal Sponsor will pay the cost of this SERP out of its general assets.

SECTION 2

PLAN NAME

This employee benefit plan shall be referred to as the “Northwest Airlines Supplemental Executive Retirement Plan” (the “SERP”) and this portion of the SERP shall be referred to as Part A. This document, as distinguished from the plan maintained pursuant to this document, shall be referred to as the “Northwest Airlines Supplemental Executive Retirement Plan (2001 Restatement)” (the “SERP document”) and this portion of the 2001 Restatement shall be referred to as the “Northwest Airlines Supplemental Executive Retirement Plan (2001 Restatement)—Part A” (“Part A of the SERP document”).

SECTION 3

PARTICIPANTS

3.1.  Participants.  The Participants in the SERP shall be those individuals who have been expressly designated as Participants by the Principal Sponsor in writing. The effective date for the commencement of SERP participation for each such individual shall be the date specified in such writing.

3.2.  Continuation of Status.  Any individual who has become a Participant in the SERP shall continue as a Participant until all benefits which are due under this SERP have been received without regard to whether he or she continues as an officer or a participant in the Pension Plan or an active employee.

SECTION 4

BENEFITS PAYABLE

4.1.  Benefit for Participants.

4.1.1.  Entitlement and Amount.  Upon the retirement or other termination of employment of a Participant who has any vested and nonforfeitable entitlement to an Accrued Benefit under the Pension Plan, this SERP shall pay to a Participant the excess, if any, of:

(a)   the amount that would have been payable to the Participant under the Pension Plan if such benefit had been determined:

(i)    without regard to the benefit limitations under section 415 of the Code, and

(ii)   without regard to the compensation limitation of section 401(a)(17) of the Code, and

(iii)  assuming that the Participant’s actual Benefit Service was increased by two (2) additional deemed years of Benefit Service for each actual year of employment completed by the Participant on or after the Participant’s effective date for the commencement of SERP participation (not to exceed ten additional deemed years over and above the actual Benefit Service), and

(iv)  computing the Participant’s Earnings and Final Average Earnings on the basis of thirty-six (36) months rather than sixty (60) months and without regard to whether those thirty-six (36) months are consecutive, and

(v)   by including in Earnings and in Final Average Earnings amounts not otherwise included because they were deferred at the election of the Participant under a nonqualified deferred compensation plan at the time or times when they would have been included but for such election to defer; minus

(b)   the amount actually paid from the Pension Plan and the Excess Plan.

The definitions of Earnings and Final Average Earnings are, except as specifically provided herein, contained in the Pension Plan. For this purpose and for similar purposes in Section 4.2, notwithstanding anything to the contrary in the definition of Earnings and Final Average Earnings in the Pension Plan: (a) bonuses paid pursuant to the Principal Sponsor’s annual bonus program shall be spread evenly over the months in the calendar year in which such bonuses were earned, (b) other bonuses (such as “sign on bonuses”) shall be spread evenly over the twelve (12) months in the calendar year in which such bonuses are paid, (c) income attributable in any manner to stock options is not included in Earnings either when paid or received, (d) severance payments, however denominated, are not included in Earnings, and (e) any gross up payments shall be excluded from Earnings if they relate to items that are themselves excluded from Earnings (such as relocation payments).

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4.1.2.  Form of Payment.  Except as may otherwise be specifically provided in this SERP, this benefit (minus the withholding, payroll and other taxes which must be deducted therefrom) shall be paid to the Participant in the same manner, at the same time, for the same duration and in the same form as if such benefit had been paid directly from the Pension Plan. All elections and optional forms of settlement in effect and all other rules governing the payment of benefits under the Pension Plan shall, to the extent practicable, be given effect under this SERP so that the Participant will receive from a combination of the Pension Plan, the Excess Plan and this SERP the same benefit (minus the withholding, payroll and other taxes which must be deducted therefrom) which would have been received under the Pension Plan if the Excess Plan and SERP benefit had been payable from the Pension Plan. Notwithstanding the foregoing, the benefit payable from this SERP shall not commence until:

(a)   at or after the Participant attains age sixty (60) years, or

(b)   at or after the Participant attains age fifty-five (55) years, but only if the retirement or other termination of employment was:

(i)    by action of the Principal Sponsor other than for Cause (as defined in Section 9), or

(ii)   for Good Reason (as defined in Section 9), or

(iii)  at the request of or with the prior consent of the Principal Sponsor.

Notwithstanding the provisions of the Pension Plan and the Excess Plan regarding the reduction of benefits for early commencement, if the first payment of the benefit payable under this SERP precedes the last day of the month following the month in which the Participant would attain age sixty-five (65) years, the amount otherwise payable under this SERP shall be reduced five-twelfths of one percent (5/12%) for each full month by which such first payment precedes the last day of the calendar month following the month in which the Participant would attain age sixty-five (65) years. (Payments made under the Pension Plan and the Excess Plan shall be reduced for early commencement in accordance with the rules in the Pension Plan and the Excess Plan.)

4.2.  Benefit for Beneficiaries.

4.2.1.  Entitlement and Amount.  Upon the death of a Participant, this SERP shall pay to the surviving spouse or other joint or contingent annuitant or beneficiary of a Participant the excess, if any, of:

(a)   the amount which would have been payable to such person under the Pension Plan if such benefit had been determined:

(i)    without regard to the benefit limitations under section 415 of the Code, and

(ii)   without regard to the compensation limitation of section 401(a)(17) of the Code, and

(iii)  assuming that the Participant’s actual Benefit Service was increased by two (2) additional deemed years of Benefit Service for each actual year of employment completed by the Participant on or after the Participant’s effective date for the commencement of SERP participation (not to exceed ten additional deemed years over and above the actual Benefit Service), and

(iv)  computing the Participant’s Earnings and Final Average Earnings on the basis of thirty-six (36) months rather than sixty (60) months and without regard to whether those thirty-six (36) months are consecutive, and

(v)   by including in Earnings and in Final Average Earnings amounts not otherwise included because they were deferred at the election of the Participant under a

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nonqualified deferred compensation plan at the time or times when they would have been included but for such election to defer; minus

(b)   the amount actually paid from the Pension Plan and the Excess Plan.

4.2.2.  Form of Payment.  This benefit (minus the withholding, payroll and other taxes which must be deducted therefrom) shall be paid to such person in the same manner, at the same time, for the same duration and in the same form as if such benefit had been paid directly from the Pension Plan. All elections and optional forms of settlement in effect and all other rules governing the payment of benefits under the Pension Plan shall, to the extent practicable, be given effect under this SERP so that such person will receive from a combination of the Pension Plan, the Excess Plan and this SERP the same benefit (minus the withholding, payroll and other taxes which must be deducted therefrom) which would have been received under the Pension Plan if the Excess Plan and SERP benefit had been paid from the Pension Plan. To the extent relevant to the determination of the amount of benefit payable to a surviving souse or other joint or contingent annuitant under this SERP, early commencement reduction factors consistent with those applicable to payments to a Participant under Section 4.1 shall also be applied to the benefit payable to any survivor under this Section 4.2.

4.3.  Ancillary Agreements.  A Participant and the Principal Sponsor may, from time to time, enter into other written agreements which vary the entitlement to, computation of and form of benefits under this SERP including, but not limited to, agreements requiring that this SERP recognize additional periods of Benefit Service or Vesting Service or both and that this SERP recognize additional Earnings and Final Average Earnings. With respect to any such Participant, such written agreement shall be given effect under this SERP as if fully set forth herein.

SECTION 5

FUNDING

5.1.  Hedging Investments.  If the Principal Sponsor elects to finance all or a portion of its costs in connection with this SERP through the purchase of life insurance or other investments, the Participant agrees, as a condition of participation in this SERP, to cooperate with the Principal Sponsor in the purchase of such investment to any extent reasonably required by the Principal Sponsor and relinquishes any claim he or she may have either for himself or herself or any beneficiary to the proceeds of any such investment or any other rights or interests in such investment. If a Participant fails or refuses to cooperate, then notwithstanding any other provision of this SERP (including, without limiting the generality of the foregoing, Section 4) the Principal Sponsor shall immediately and irrevocably terminate and forfeit the Participant’s entitlement to benefits under the SERP.

5.2.  Corporate Obligation.  Neither the Principal Sponsor’s officers nor any member of its Board of Directors in any way secures or guarantees the payment of any benefit or amount which may become due and payable hereunder to or with respect to any Participant. Each Participant and other person entitled at any time to payments hereunder shall look solely to the assets of the Principal Sponsor for such payments as an unsecured, general creditor. After benefits shall have been paid to or with respect to a Participant and such payment purports to cover in full the benefit hereunder, such former Participant or other person or persons, as the case may be, shall have no further right or interest in the other assets of the Principal Sponsor in connection with this SERP. Neither the Principal Sponsor nor any of its officers nor any member of its Boards of Directors shall be under any liability or responsibility for failure to effect any of the objectives or purposes of the SERP by reason of the insolvency of the Principal Sponsor.

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SECTION 6

GENERAL MATTERS

6.1.  Amendments.  This SERP may be amended by action of the Principal Sponsor without the consent of any Participant in whole or in part, from time to time and at any time; provided, however, that no amendment of this SERP shall be effective as to a Participant to the extent the amendment would have the effect of diminishing the benefits payable to or with respect to the Participant under this SERP or the procedural rights of the Participant under this SERP unless the Participant has consented to such amendment in writing.

6.2.  ERISA Administrator.  The Principal Sponsor shall be the plan administrator of this SERP.

6.3.  Service of Process.  In the absence of any designation to the contrary by the Principal Sponsor, the Secretary of the Principal Sponsor is designated as the appropriate and exclusive agent for the receipt of service of process directed to the Plan in any legal proceeding, including arbitration, involving the Plan.

6.4.  Limited Benefits.  This SERP shall not provide any benefits determined with respect to any defined contribution plan.

6.5.  Spendthrift Provision.  No Participant, surviving spouse, joint or contingent annuitant or beneficiary shall have the power to transmit, assign, alienate, dispose of, pledge or encumber any benefit payable under this SERP before its actual payment to such person. The Principal Sponsor shall not recognize any such effort to convey any interest under this SERP. No benefit payable under this SERP shall be subject to attachment, garnishment, execution following judgment or other legal process before actual payment to such person.

6.6.  Certifications.  Information to be supplied or written notices to be made or consents to be given by the Principal Sponsor pursuant to any provision of this SERP may be signed in the name of the Principal Sponsor by any officer who has been authorized to make such certification or to give such notices or consents.

6.7.  Errors in Computations.  The Principal Sponsor shall not be liable or responsible for any error in the computation of any benefit payable to or with respect to any Participant resulting from any misstatement of fact made by the Participant or by or on behalf of any survivor to whom such benefit shall be payable, directly or indirectly, to the Principal Sponsor, and used by the Principal Sponsor in determining the benefit. The Principal Sponsor shall not be obligated or required to increase the benefit payable to or with respect to such Participant which, on discovery of the misstatement, is found to be understated as a result of such misstatement of the Participant. However, the benefit of any Participant which is overstated by reason of any such misstatement or any other reason shall be reduced to the amount appropriate in view of the truth (and to recover any prior overpayment).

SECTION 7

FORFEITURE OF BENEFITS

All benefits under this SERP, shall be permanently forfeited if the Participant becomes at any time an employee of any of the top five (5) passenger airlines in the Unites States (other than the Principal Sponsor) as ranked by revenue passenger miles. In no event shall this Section serve as a basis for requiring a Participant to repay any benefits previously paid to a Participant prior to commencement of such employment.

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SECTION 8

CLAIMS PROCEDURE

8.1.  Initiating Benefits.  At the earliest time that a Participant may be entitled to receive benefits under this SERP, the Principal Sponsor shall notify the Participant of that entitlement and of the procedures for requesting the payment of benefits hereunder. Without regard to whether such notification is given by the Principal Sponsor, a Participant may request the payment of benefits under this SERP. The Principal Sponsor shall, upon receipt of such request expeditiously process the payment of benefits hereunder.

8.2.  Original Claim.  Any person may file with the Principal Sponsor a written claim for benefits under the SERP. Within thirty (30) days after the filing of such a claim, the Principal Sponsor shall notify the claimant in writing whether his or her claim is upheld or denied in whole or in part or shall furnish the claimant a written notice describing specific special circumstances requiring a specified amount of additional time (but not more than sixty days from the date the claim was filed) to reach a decision on the claim. If the claim is denied in whole or in part, the Principal Sponsor shall state in writing:

(a)   the specific reasons for the denial;

(b)   the specific references to the pertinent provisions of this SERP on which the denial is based;

(c)   a description of any additional material or information necessary for the claimant to perfect the claim and an explanation of why such material or information is necessary; and

(d)   an explanation of the claims review procedure set forth in this section.

8.3.  Claims Review Procedure.  Within sixty (60) days after receipt of notice that his or her claim has been denied in whole or in part, the claimant may file with the Principal Sponsor a written request for a review and may, in conjunction therewith, submit written issues and comments. Within thirty (30) days after the filing of such a request for review, the Principal Sponsor shall notify the claimant in writing whether, upon review, the claim was upheld or denied in whole or in part or shall furnish the claimant a written notice describing specific special circumstances requiring a specified amount of additional time (but not more than sixty days from the date the request for review was filed) to reach a decision on the request for review.

8.4.  General Rules.

(a)   No inquiry or question shall be deemed to be a claim or a request for a review of a denied claim unless made in accordance with the claims procedure. The Principal Sponsor may require that any claim for benefits and any request for a review of a denied claim be filed on forms to be furnished by the Principal Sponsor upon request.

(b)   All decisions on claims and on requests for a review of denied claims shall be made by the Principal Sponsor.

(c)   The Principal Sponsor may, in its discretion, hold one or more hearings on a claim or a request for a review of a denied claim.

(d)   Claimants may be represented by a lawyer or other representative (at their own expense). A claimant’s representative shall be entitled to receive copies of notices sent to the claimant.

(e)   The decision of the Principal Sponsor on a claim and on a request for a review of a denied claim shall be served on the claimant in writing. If a decision or notice is not received by a claimant within the time specified, the claim or request for a review of a denied claim shall be deemed to have been denied.

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(f)    Prior to filing a claim or a request for a review of a denied claim, the claimant or his or her representative shall have a reasonable opportunity to review a copy of this SERP and all other pertinent documents in the possession of the Principal Sponsor.

(g)   The Principal Sponsor may permanently or temporarily delegate all or a portion of its authority and responsibility under this Section 8 to a committee or individual.

(h)   The procedures and remedies herein are not exclusive. A Participant shall not be required to exhaust these administrative remedies. If there is litigation regarding the benefits payable to or with respect to a Participant, determinations by the Principal Sponsor shall not be afforded any deference and the matter shall be heard de novo.

SECTION 9

CONSTRUCTION

9.1.  Defined Terms.  Words and phrases used in this SERP document with initial capital letters, which are defined in the Pension Plan documents and which are not separately defined in this SERP document shall have the same meaning ascribed to them in the Pension Plan documents unless in the context in which they are used it would be clearly inappropriate to do so. For the purposes of this SERP, the terms “Change in Control,” “Cause” and “Good Reason” shall have the meanings specified in the Appendix A to this SERP.

9.2.  ERISA Status.  This SERP is adopted with the understanding that it is an unfunded plan maintained primarily for the purpose of providing deferred compensation for a select group of management or highly compensated employees as provided in section 201(2), section 301(3) and section 401(a)(1) of ERISA. Each provision shall be interpreted and administered accordingly.

9.3.  IRC Status.  This SERP is intended to be a nonqualified deferred compensation arrangement. The rules of section 401(a) et. seq. of the Code shall not apply to this SERP. The rules of section 3121(v) and section 3306(r)(2) of the Code shall apply to this SERP.

9.4.  Effect on Other Plans.  This SERP shall not alter, enlarge or diminish any person’s employment rights or obligations or rights or obligations under the Pension Plan, the Excess Plan or any other plan. It is specifically contemplated that the Pension Plan and Excess Plan could, from time to time, be amended and possibly terminated. This SERP shall not preclude any such amendments or terminations. Although the Principal Sponsor is generally free to amend and terminate the Pension Plan and the Excess Plan, no amendment or termination of the Pension Plan or the Excess Plan shall be effective as to a Participant to the extent the amendment or termination would have the effect of diminishing the benefits payable to or with respect to the Participant (or the procedural rights of the Participant) under this SERP unless the Participant has affirmatively agreed in writing to such amendment or termination.

9.5.  Disqualification.  Notwithstanding any other provision of this SERP document or any election or designation made under the SERP, any individual who feloniously and intentionally kills a Participant shall be deemed for all purposes of this SERP and all elections and designations made under this SERP to have died before such Participant. A final judgment of conviction of felonious and intentional killing is conclusive for this purpose. In the absence of a conviction of felonious and intentional killing, the Principal Sponsor shall determine whether the killing was felonious and intentional for this purpose.

9.6.  Rules of Document Construction.  Whenever appropriate, words used in this SERP document in the singular may be read in the plural, or words used in the plural may be read in the singular; the masculine may include the feminine; and the words “hereof,” “herein” or “hereunder” or

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other similar compounds of the word “here” shall mean and refer to the entire SERP document and not to any particular paragraph or Section of this SERP document unless the context clearly indicates to the contrary. The titles given to the various Sections of this SERP document are inserted for convenience of reference only and are not part of this SERP, and they shall not be considered in determining the purpose, meaning or intent of any provision hereof. Notwithstanding any thing apparently to the contrary contained in this SERP document, the SERP document shall be construed and administered to prevent the duplication of benefits provided under this SERP and any other qualified or nonqualified plan maintained in whole or in part by the Principal Sponsor.

9.7.  References to Laws.  Any reference in this SERP document to a statute or regulation shall be considered also to mean and refer to any subsequent amendment or replacement of that statute or regulation.

9.8.  Effect on Employment.  Neither the terms of this SERP document nor the benefits hereunder nor the continuance thereof shall be a term of the employment of any employee. The terms of this SERP document shall not give any employee the right to be retained in the employment of any Employer.

9.9.  Choice of Law.  This SERP document has been executed and delivered in the State of Minnesota and shall, except to the extent that federal law is controlling, be construed and enforced in accordance with the laws of the State of Minnesota.

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APPENDIX A

DEFINITIONS

When used in the SERP with initial capital letters, the following terms shall have the following meanings.

“Cause” shall mean with respect to termination of Participant’s employment hereunder

(a)   an act or acts of personal dishonesty by Participant intended to result in substantial personal enrichment of Participant at the expense of the Principal Sponsor,

(b)   an act or acts of personal dishonesty by Participant intended to cause substantial injury to the Principal Sponsor,

(c)   material breach (other than as a result of a Disability) by Participant of Participant’s obligations under written agreement between the Principal Sponsor and the Participant which action was

(i)    undertaken without a reasonable belief that the action was in the best interest of the Principal Sponsor, and

(ii)   not remedied within a reasonable period of time after receipt of written notice from the Principal Sponsor specifying the alleged breach, or

(d)   the conviction of Participant of a felony.

“Change in Control” means any one of the following:

(a)   The acquisition by any individual, entity or group (within the meaning of Section 13(d)(3) or 14(d)(2) or the Securities Exchange Act of 1934 (the “Exchange Act”)) (a “Person”) of beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of 50% or more of either (i) the then outstanding shares of Common Stock of Northwest Airlines Corporation (the “Outstanding Parent Common Stock”) or (ii) the combined voting power of the then outstanding voting securities of Northwest Airlines Corporation entitled to vote generally in the election of directors (the “Outstanding Parent Voting Securities”); or

(b)   Individuals who, as of June 1, 1994, constitute the Board of Directors of Northwest Airlines Corporation (the “Incumbent Board”) cease for any reason to constitute at least a majority of such Board; provided, however, that any individual becoming a director subsequent to June 1, 1994, whose election or nomination for election by Northwest Airlines Corporation’s shareholders, was approved by a vote of at least a majority of the directors then comprising the Incumbent Board shall be considered as though such individual were a member of the Incumbent Board, but excluding, for this purpose, any such individual whose initial assumption of office occurs as a result of an actual or threatened election contest with respect to the election or removal of directors or other actual or threatened solicitation of proxies or consents by or on behalf of a Person other than the Board of Directors or Northwest Airlines Corporation; or

(c)   Approval by the shareholders of Northwest Airlines Corporation of a reorganization, merger or consolidation (a “Business Combination”), in each case, unless, following such Business Combination, (i) all or substantially all of the individuals and entities who were the beneficial owners, respectively, of the Outstanding Parent Common Stock and Outstanding Parent Voting Securities immediately prior to such Business Combination beneficially own, directly, or indirectly, more than 50% of, respectively, the then outstanding shares of common stock and the combined voting power of the then outstanding voting securities entitled to vote generally in the election of directors, as the case may be, of the corporation resulting from such

A-1

Business Combination (including, without limitation, a corporation which as a result of such transaction owns Northwest Airlines Corporation through one or more subsidiaries) in substantially the same proportions as their ownership immediately prior to such Business Combination of the Outstanding Parent Stock and Outstanding Parent Voting Securities, as the case may be and (ii) at least a majority of the members of the board of directors of the corporation resulting from such Business Combination were members of the Incumbent Board at the time of the execution of the initial agreement or of the action of such Board, providing for such Business Combination; or

(d)   Approval by the shareholders of Northwest Airlines Corporation of (i) a complete liquidation or dissolution of Northwest Airlines Corporation or (ii) the sale or other disposition of all or substantially all of the assets of Northwest Airlines Corporation, other than to a corporation with respect to which following such sale or other disposition, (X) more than 50% of, respectively, the then outstanding shares of common stock of such corporation and the combined voting power of the then outstanding voting securities of such corporation entitled to vote generally in the election of directors is then beneficially owned, directly or indirectly, by all or substantially all of the individuals and entities who were the beneficial owners respectively, of the Outstanding Parent Common Stock and Outstanding Parent Voting Securities immediately prior to such sale or other disposition in substantially the same proportions as their ownership immediately prior to such sale or other disposition of the Outstanding Parent Common Stock and Outstanding Parent Voting Securities, as the case may be and (Y) at least a majority of the members of the board of directors of such corporation wee members of the Incumbent Board at the time of the execution of the initial agreement, or other action of such Board, providing for such sale or other disposition of assets of Northwest Airlines Corporation or were elected, appointed or nominated by the Incumbent Board.

“Good Reason” shall mean with respect to an Participant, any one or more of the following:

(a)   a material reduction in Participant’s compensation or other benefits (except as permitted hereunder);

(b)   any material change in Participant’s job responsibilities; provided that, so long as Participant retains a substantial part of his then current oversight responsibility, a transfer of a portion of such oversight responsibility of Participant shall not in and of itself constitute a material change in Participant’s job responsibilities;

(c)   the relocation of the Principal Sponsor’s principal Participant offices to a location outside the Minneapolis-St. Paul Metropolitan Area;

(d)   a failure by the Principal Sponsor to comply with any material provision of a written agreement between the Principal Sponsor and the Participant which has not been cured within ten (10) days after the Principal Sponsor knows or has notice of such noncompliance.

In order for an Participant’s termination of his employment to be considered for Good Reason, such termination must occur within one (1) year after the event giving rise to such Good Reason. Participant’s continued employment shall not constitute consent to, or a waiver of rights with respect to, any circumstance constituting Good Reason hereunder.

A-2

NORTHWEST AIRLINES
SUPPLEMENTAL EXECUTIVE RETIREMENT PLAN
(2001 Restatement)
Part B

NORTHWEST AIRLINES
SUPPLEMENTAL EXECUTIVE RETIREMENT PLAN
(2001 Restatement)
Part B

TABLE OF CONTENTS

Page

SECTION 1.	INTRODUCTION			1

	1.1.	Plan Established
	1.2.	Scope of Part B
	1.3.	Unfunded Obligation

SECTION 2.	PLAN NAME			1

SECTION 3.	PARTICIPANTS			1

	3.1.	Participants
	3.2.	Continuation of Status

SECTION 4.	BENEFITS PAYABLE			2

	4.1.	Benefit for Participants
		4.1.1.	Entitlement and Amount
		4.1.2.	Form of Payment
	4.2.	Benefit for SERP Beneficiaries
		4.2.1.	Entitlement and Amount
		4.2.2.	Form of Payment
	4.3.	Ancillary Agreements

SECTION 5.	FUNDING			5

	5.1.	Hedging Investments
	5.2.	Corporate Obligation

SECTION 6.	GENERAL MATTERS			5

	6.1.	Amendments
	6.2.	ERISA Administrator
	6.3.	Service of Process
	6.4.	Limited Benefits
	6.5.	Spendthrift Provision
	6.6.	Certifications
	6.7.	Errors in Computations

SECTION 7.	DESIGNATION OF BENEFICIARIES			6

	7.1.	Right To Designate
	7.2.	Failure of Designation
	7.3.	Disclaimers by SERP Beneficiaries
	7.4.	Definitions
	7.5.	Special Rules

i

SECTION 8.	CLAIMS PROCEDURE		8

	8.1.	Initiating Benefits
	8.2.	Original Claim
	8.3.	Claims Review Procedure
	8.4.	General Rules

SECTION 9.	CONSTRUCTION		10

	9.1.	Defined Terms
	9.2.	ERISA Status
	9.3.	IRC Status
	9.4.	Effect on Other Plans
	9.5.	Disqualification
	9.6.	Rules of Document Construction
	9.7.	References to Laws
	9.8.	Effect on Employment
	9.9.	Choice of Law

ii

NORTHWEST AIRLINES
SUPPLEMENTAL EXECUTIVE RETIREMENT PLAN
(2001 Restatement)
Part B

SECTION 1

INTRODUCTION

1.1.  Plan Established.  Effective as of January 1, 1995, NORTHWEST AIRLINES, INC., a Minnesota corporation, (the “Principal Sponsor”) establishes this employee benefit plan for the purpose of providing additional retirement to certain eligible employees in addition to the “final average earnings formula” or “cash balance formula” benefits provided under the tax-qualified defined benefit pension plan known as the “Northwest Airlines Pension Plan for Salaried Employees” (the “Pension Plan”) and the nonqualified defined benefit pension plan known as the “Northwest Airlines Pension Excess Plan for Salaried Employees” (the “Excess Plan”).

1.2.  Scope of Part B.  This Part B of the SERP document (together with the Preamble to the SERP document) contains all the provisions and rules applicable to the following Participants:

(a)   Each Participant with an effective date for the commencement of SERP participation that is prior to January 1, 2001, who did continue in active employment with Northwest Airlines, Inc. on or after January 1, 2001, and who did affirmatively agree in an Ancillary Agreement signed after January 1, 2001 by the Participant and by the Principal Sponsor to become covered under Part B, and

(b)   Each Participant with an effective date for the commencement of SERP participation that is on or after January 1, 2001.

No portion of this Part B of the SERP document is applicable to any Participant to whom Part A is applicable.

l.3.  Unfunded Obligation.  The obligation of the Principal Sponsor to make payments under this SERP constitutes only the unsecured (but legally enforceable) promise of the Principal Sponsor to make such payments. The Participant shall have no lien, prior claim or other security interest in any property of the Principal Sponsor. If a fund is established by the Principal Sponsor in connection with this SERP, the property therein shall remain the sole and exclusive property of the Principal Sponsor. The Principal Sponsor will pay the cost of this SERP out of its general assets.

SECTION 2

PLAN NAME

This employee benefit plan shall be referred to as the “Northwest Airlines Supplemental Executive Retirement Plan” (the “SERP”) and this portion of the SERP shall be referred to as Part B. This document, as distinguished from the plan maintained pursuant to this document, shall be referred to as the “Northwest Airlines Supplemental Executive Retirement Plan (2001 Restatement)” (the “SERP document”) and this portion of the 2001 Restatement shall be referred to as the “Northwest Airlines Supplemental Executive Retirement Plan (2001 Restatement)—Part B” (“Part B of the SERP document”).

SECTION 3

PARTICIPANTS

3.1.  Participants.  The Participants in the SERP shall be those individuals who have been expressly designated as Participants by the Principal Sponsor in writing by the Chief Executive Officer of the Principal Sponsor. The effective date for the commencement of SERP participation for each such individual shall be the date specified in such writing. If the designation is of the Chief Executive Officer, it shall be signed after January 1, 2001 by the Participant and by the Principal Sponsor by the Chairperson of the Compensation Committee of the Board of Directors or by the Chairperson of the Board of Directors.

3.2.  Continuation of Status.  Any individual who has become a Participant in the SERP shall continue as a Participant until all benefits which are due under this SERP have been received without regard to whether he or she continues as an officer or a participant in the Pension Plan or an active employee.

SECTION 4

BENEFITS PAYABLE

4.1.  Benefit for Participants.

4.1.1.  Entitlement and Amount.  Upon the Termination of Employment of a Participant who has any Vested and nonforfeitable entitlement to an Accrued Benefit under the Pension Plan, this SERP shall pay to a Participant the excess, if any, of the greater of the amount determined pursuant to (a) or (b) below subject to the special rules in (c) below. Participants who were not employed prior to January 1, 2001 do not have any benefit under the SERP FAE formula calculation in (a) below and, therefore, shall have their benefits calculated exclusively pursuant to (b) below.

(a) SERP FAE Formula Calculation.	(b) SERP CB Formula Calculation.

(1)           As If FAE Benefit. Compute the benefit, if any, that would have been payable to the Participant as the Final Average Earnings Annuity (“FAE Formula Benefit”) specified in the Pension Plan (i.e., Single Life Benefit commencing after Normal Retirement Date) if the following special rules had been applied:

(i)            Disregard the benefit limitations under section 415 of the Code, and

(ii)           Disregard the compensation limitation of section 401(a)(17) of the Code, and

(iii)          Assume that the Participant’s actual Benefit Service was increased by such amount or amounts of deemed years of Benefit Service, if any, as may be provided in the Participant’s Ancillary Agreement pursuant to Section 4.3, and

(iv)          Compute the Participant’s Earnings and Final Average Earnings on the basis of thirty-six (36) months rather than sixty (60) months and without regard to whether those thirty- six (36) months are consecutive, and

(v)           Include in Earnings and Final Average Earnings amounts not otherwise included because they were deferred at the election of the Participant under a nonqualified deferred compensation plan at the time or times when they would have been included but for such election to defer; and

(vi)          Spread bonuses other than bonuses paid under the Key Employee Annual Cash Incentive Program (e.g., “sign on bonuses” and “project bonuses”) evenly over the twelve (12) months in the calendar year in which such bonuses are paid when determining Earnings and Final Average Earnings.

(1)           As If CB Benefit. Compute the Cash Balance Account, if any, that would have been accumulated for the Participant under the Pension Plan if the following special rules had been applied:

(i)            Disregard the benefit limitations under section 415 of the Code, and

(ii)           Disregard the compensation limitation of section 401(a)(17) of the Code, and

(iii)          Give effect to the agreements, if any, in the Participant’s Ancillary Agreement pursuant to Section 4.3 insofar as they pertain to the determination of the Participant’s initial account balance, bonus factor, applicable pay credit percentage and pay credits, and

(iv)          Include in Earnings amounts not otherwise included because they were deferred at the election of the Participant under a nonqualified deferred compensation plan at the time or times when they would have been included but for such election to defer.

(2)           Present Value of As If FAE Benefit. Convert the benefit determined in (1) above to a single lump sum by applying the rules of the Pension Plan for converting a FAE Formula Benefit to a single lump sum except that as to the portion of the benefit determined in (1) above that is not provided under the Pension Plan and the Excess Plan the early commencement reduction factor shall be five percent (5%) per year ( 5/12% per month) to age fifty-five (55) years and the Pension Plan’s early commencement factors at earlier ages. This single lump sum shall be reduced as provided below.

(2) Account Value of As If CB Benefit. The amount determined in (1) above shall be reduced as provided below.

(3)           FAE Formula Benefit Offset. Compute the single lump sum present value of the amounts actually payable to the Participant from the Pension Plan and from the Excess Plan under the rules of the Pension Plan for converting a FAE Formula Benefit into a single lump sum.

(3)           FAE Formula Benefit Offset. Compute the single lump sum present value of the amounts actually payable to the Participant from the Pension Plan and from the Excess Plan under the rules of the Pension Plan for converting a FAE Formula Benefit into a single lump sum.

(4) CB Formula Benefit Offset. Determine the total of the Participant’s Cash Balance Accounts in the Pension Plan and the Excess Plan.	(4) CB Formula Benefit Offset. Determine the total of the Participant’s Cash Balance Accounts in the Pension Plan and the Excess Plan.

(5)           Subtraction. Subtract the greater of the amount determined in (3) or (4) above from the amount determined in (2) above and the resulting amount shall be the benefit payable to the Participant under this SERP (unless the amount determined in Section 4.1.1(b)(5) is greater).

(5)           Subtraction. Subtract the greater of the amount determined in (3) or (4) above from the amount determined in (2) above and the resulting amount shall be the benefit payable to the Participant under this SERP (unless the amount determined in Section 4.1.1(a)(5) is greater).

(c)   Transitional Rules. With regard to a Participant who was a Participant before January 1, 2001, the year 2000 bonus (paid in 2001) under the Key Employee Cash Incentive Program was taken into account in determining the initial account balance under the CB Formula. Pay credits will not be granted with regard to year 2000 bonus (paid in 2001) under the Key Employee Cash Incentive Program. Pre-2001 deemed service granted under the SERP or under any Ancillary Agreement pursuant to Section 4.3 was taken into account in determining the initial account balance.

4.1.2.  Form of Payment.  This benefit (minus the withholding, payroll and other taxes which must be deducted therefrom) shall be paid, as soon as administratively feasible (but not more than one hundred fifty days) after Termination of Employment, to the Participant in a single lump sum payment.

4.2.  Benefit for SERP Beneficiaries.

4.2.1.  Entitlement and Amount.  Upon the death of a Participant prior to the time the Participant’s benefit has been paid to the Participant, the benefit shall be payable to the SERP beneficiary.

4.2.2.  Form of Payment.  This benefit (minus the withholding, payroll and other taxes which must be deducted therefrom) shall be paid, as soon as administratively feasible after the Participant’s death, to the SERP beneficiary in a single lump sum payment.

4.3.  Ancillary Agreements.  A Participant and the Chief Executive Officer of the Principal Sponsor shall enter into a written Ancillary Agreement which shall evidence the Participant’s entitlement to benefits under the SERP and may specify additional terms and conditions upon which the Participant’s benefits shall be determined. With respect to any such Participant, the provisions of such written Ancillary Agreement shall be given effect under this SERP as if fully set forth herein. If the written Ancillary Agreement is with the Chief Executive Officer, it shall be signed on behalf of the Principal Sponsor by the Chairperson of the Compensation Committee of the Board of Directors or by the Chairperson of the Board of Directors.

SECTION 5

FUNDING

5.1.  Hedging Investments.  If the Principal Sponsor elects to finance all or a portion of its costs in connection with this SERP through the purchase of life insurance or other investments, the Participant agrees, as a condition of participation in this SERP, to cooperate with the Principal Sponsor in the purchase of such investment to any extent reasonably required by the Principal Sponsor and relinquishes any claim he or she may have either for himself or herself or any beneficiary to the proceeds of any such investment or any other rights or interests in such investment. If a Participant fails or refuses to cooperate, then notwithstanding any other provision of this SERP (including, without limiting the generality of the foregoing, Section 4) the Principal Sponsor shall immediately and irrevocably terminate and forfeit the Participant’s entitlement to benefits under the SERP.

5.2.  Corporate Obligation.  Neither the Principal Sponsor’s officers nor any member of its Board of Directors in any way secures or guarantees the payment of any benefit or amount which may become due and payable hereunder to or with respect to any Participant. Each Participant and other person entitled at any time to payments hereunder shall look solely to the assets of the Principal Sponsor for such payments as an unsecured, general creditor. After benefits shall have been paid to or with respect to a Participant and such payment purports to cover in full the benefit hereunder, such former Participant or other person or persons, as the case may be, shall have no further right or interest in the other assets of the Principal Sponsor in connection with this SERP. Neither the Principal Sponsor nor any of its officers nor any member of its Boards of Directors shall be under any liability or responsibility for failure to effect any of the objectives or purposes of the SERP by reason of the insolvency of the Principal Sponsor.

SECTION 6

GENERAL MATTERS

6.1.  Amendments.  This SERP may be amended by action of the Principal Sponsor without the consent of any Participant in whole or in part, from time to time and at any time; provided, however, that no amendment of this SERP shall be effective as to a Participant to the extent the amendment would have the effect of diminishing the benefits payable to or with respect to the Participant under this SERP or the procedural rights of the Participant under this SERP unless the Participant has consented to such amendment in writing.

6.2.  ERISA Administrator.  The Principal Sponsor shall be the plan administrator of this SERP.

6.3.  Service of Process.  In the absence of any designation to the contrary by the Principal Sponsor, the Secretary of the Principal Sponsor is designated as the appropriate and exclusive agent for the receipt of service of process directed to the Plan in any legal proceeding, including arbitration, involving the Plan.

6.4.  Limited Benefits.  This SERP shall not provide any benefits determined with respect to any defined contribution plan.

6.5.  Spendthrift Provision.  No Participant, surviving spouse, joint or contingent annuitant or beneficiary shall have the power to transmit, assign, alienate, dispose of, pledge or encumber any benefit payable under this SERP before its actual payment to such person. The Principal Sponsor shall not recognize any such effort to convey any interest under this SERP. No benefit payable under this SERP shall be subject to attachment, garnishment, execution following judgment or other legal process before actual payment to such person.

6.6.  Certifications.  Information to be supplied or written notices to be made or consents to be given by the Principal Sponsor pursuant to any provision of this SERP may be signed in the name of the Principal Sponsor by any officer who has been authorized to make such certification or to give such notices or consents.

6.7.  Errors in Computations.  The Principal Sponsor shall not be liable or responsible for any error in the computation of any benefit payable to or with respect to any Participant resulting from any misstatement of fact made by the Participant or by or on behalf of any survivor to whom such benefit shall be payable, directly or indirectly, to the Principal Sponsor, and used by the Principal Sponsor in determining the benefit. The Principal Sponsor shall not be obligated or required to increase the benefit payable to or with respect to such Participant which, on discovery of the misstatement, is found to be understated as a result of such misstatement of the Participant. However, the benefit of any Participant which is overstated by reason of any such misstatement or any other reason shall be reduced to the amount appropriate in view of the truth (and to recover any prior overpayment).

SECTION 7

DESIGNATION OF BENEFICIARIES

7.1.  Right To Designate.  Each Participant may designate, upon forms to be furnished by and filed with the Principal Sponsor, one or more primary SERP beneficiaries or alternative SERP beneficiaries to receive all or a specified part of the Participant’s benefit in the event of the Participant’s death. The Participant may change or revoke any such designation from time to time without notice to or consent from any SERP beneficiary or spouse. No such designation, change or revocation shall be effective unless executed by the Participant and received by the Principal Sponsor in its retirement administration department prior to the Participant’s death. The Principal Sponsor may establish rules for the use of electronic signatures in executing SERP beneficiary designations. Until such rules are established, electronic signatures shall not be effective. The designation of a Beneficiary under the Pension Plan shall not be effective to designate a SERP beneficiary (and vice versa).

7.2.  Failure of Designation.  If a Participant:

(a)   fails to designate a SERP beneficiary,

(b)   designates a SERP beneficiary and thereafter such designation is revoked without another SERP beneficiary being named, or

(c)   designates one or more SERP beneficiaries and all such SERP beneficiaries so designated fail to survive the Participant,

such Participant’s benefit, or the part thereof as to which such Participant’s designation fails, as the case may be, shall be payable to the first class of the following classes of automatic SERP beneficiaries with a member surviving the Participant and (except in the case of the Participant’s surviving issue) in equal shares if there is more than one member in such class surviving the Participant:

Participant’s surviving spouse
Participant’s surviving issue per stirpes and not per capita
Participant’s surviving parents

Participant’s surviving brothers and sisters
Representative of Participant’s estate.

7.3.  Disclaimers by SERP Beneficiaries.  A SERP beneficiary entitled to a distribution of all or a portion of a deceased Participant’s benefit may disclaim his or her interest therein subject to the following requirements. To be eligible to disclaim, a SERP beneficiary must be a natural person, must not have received a distribution of all or any portion of a benefit at the time such disclaimer is executed and delivered, and must have attained at least age twenty-one (21) years as of the date of the Participant’s death. Any disclaimer must be in writing and must be executed personally by the SERP beneficiary before a notary public. The Principal Sponsor may establish rules for the use of electronic signatures and acknowledgements. Until such rules are established, electronic signatures and acknowledgements shall not be effective. A disclaimer shall state that the SERP beneficiary’s entire interest in the undistributed benefit is disclaimed (partial disclaimers not being permitted under this Plan). To be effective, an original executed copy of the disclaimer must be executed and actually delivered to the Principal Sponsor after the date of the Participant’s death but not later than nine (9) months after the date of the Participant’s death. A disclaimer shall be irrevocable when delivered to the Principal Sponsor. A disclaimer shall be considered to be delivered to the Principal Sponsor only when actually received by the Principal Sponsor. The Principal Sponsor shall be the sole judge of the content, interpretation and validity of a purported disclaimer. Upon the filing of a valid disclaimer, the SERP beneficiary shall be considered not to have survived the Participant as to the interest disclaimed. A disclaimer by a SERP beneficiary shall not be considered to be a transfer of an interest in violation of the provisions of Section 6.5. No other form of attempted disclaimer shall be recognized by the Principal Sponsor.

7.4.  Definitions.  When used herein and, unless the Participant has otherwise specified in the Participant’s SERP beneficiary designation, when used in a SERP beneficiary designation:

(a)   “issue” means all persons who are lineal descendants of the person whose issue are referred to, subject to the following: (i) a legally adopted child and the adopted child’s lineal descendants always shall be lineal descendants of each adoptive parent (and of each adoptive parent’s lineal ancestors); (ii) a legally adopted child and the adopted child’s lineal descendants never shall be lineal descendants of any former parent whose parental rights were terminated by the adoption (or of that former parent’s lineal ancestors); except that if, after a child’s parent has died, the child is legally adopted by a stepparent who is the spouse of the child’s surviving parent, the child and the child’s lineal descendants shall remain lineal descendants of the deceased parent (and the deceased parent’s lineal ancestors); and (iii) if the person (or a lineal descendant of the person) whose issue are referred to is the parent of a child (or is treated as such under applicable law) but never received the child into that parent’s home and never openly held out the child as that parent’s child (unless doing so was precluded solely by death), then neither the child nor the child’s lineal descendants shall be issue of the person.

(b)   “child” means an issue of the first generation;

(c)   “per stirpes” means in equal shares among living children of the person whose issue are referred to and the issue (taken collectively) of each deceased child of such person, with such issue taking by right of representation of such deceased child; and

(d)   “survive” and “surviving” mean living after the death of the Participant.

7.5.  Special Rules.  Unless the Participant has otherwise specified in the Participant’s SERP beneficiary designation, the following rules shall apply:

(a)   If there is not sufficient evidence that a SERP beneficiary was living at the time of the death of the Participant, it shall be deemed that the SERP beneficiary was not living at the time of the death of the Participant.

(b)   The automatic SERP beneficiaries specified in Section 6.9.3 and the SERP beneficiaries designated by the Participant shall become fixed at the time of the Participant’s death so that, if a SERP beneficiary survives the Participant but dies before the receipt of all payments due such SERP beneficiary hereunder, such remaining payments shall be payable to the representative of such SERP beneficiary’s estate.

(c)   If the Participant designates as a SERP beneficiary the person who is the Participant’s spouse on the date of the designation, either by name or by relationship, or both, the dissolution, annulment or other legal termination of the marriage between the Participant and such person shall automatically revoke such designation. (The foregoing shall not prevent the Participant from designating a former spouse as a SERP beneficiary on a form executed by the Participant and received by the Principal Sponsor after the date of the legal termination of the marriage between the Participant and such former spouse, and during the Participant’s lifetime.)

(d)   Any designation of a nonspouse SERP beneficiary by name that is accompanied by a description of relationship to the Participant shall be given effect without regard to whether the relationship to the Participant exists either then or at the Participant’s death.

(e)   Any designation of a SERP beneficiary only by statement of relationship to the Participant shall be effective only to designate the person or persons standing in such relationship to the Participant at the Participant’s death.

(f)    A SERP beneficiary designation is permanently void if it either is executed or is filed by a Participant who, at the time of such execution or filing, is then a minor under the law of the state of the Participant’s legal residence. The Principal Sponsor shall be the sole judge of the content, interpretation and validity of a purported SERP beneficiary designation.

SECTION 8

CLAIMS PROCEDURE

8.1.  Initiating Benefits.  The Principal Sponsor, upon learning of the Termination of Employment or death of a Participant shall on its own initiative commence the procedures to make distribution. If two or more persons are claiming the same benefit, the Principal Sponsor may withhold payment until the identity of the person entitled to the payment is established. The Principal Sponsor may require of the Participant or SERP beneficiary information that it reasonably determines is required for it to perform its obligations hereunder. At the earliest time that a Participant may be entitled to receive benefits under this SERP, the Principal Sponsor shall notify the Participant of that entitlement and of the procedures for paying benefits hereunder. Without regard to the foregoing, a Participant may request payment of benefits under this SERP. The Principal Sponsor shall, upon receipt of such request expeditiously process the payment of benefits hereunder.

8.2.  Original Claim.  Any person may file with the Principal Sponsor a written claim for benefits under the SERP. Within thirty (30) days after the filing of such a claim, the Principal Sponsor shall notify the claimant in writing whether his or her claim is upheld or denied in whole or in part or shall furnish the claimant a written notice describing specific special circumstances requiring a specified amount of additional time (but not more than sixty days from the date the claim was filed) to reach a decision on the claim. If the claim is denied in whole or in part, the Principal Sponsor shall state in writing:

(a)   the specific reasons for the denial;

(b)   the specific references to the pertinent provisions of this SERP on which the denial is based;

(c)   a description of any additional material or information necessary for the claimant to perfect the claim and an explanation of why such material or information is necessary; and

(d)   an explanation of the claims review procedure set forth in this section.

8.3.  Claims Review Procedure.  Within sixty (60) days after receipt of notice that his or her claim has been denied in whole or in part, the claimant may file with the Principal Sponsor a written request for a review and may, in conjunction therewith, submit written issues and comments. Within thirty (30) days after the filing of such a request for review, the Principal Sponsor shall notify the claimant in writing whether, upon review, the claim was upheld or denied in whole or in part or shall furnish the claimant a written notice describing specific special circumstances requiring a specified amount of additional time (but not more than sixty days from the date the request for review was filed) to reach a decision on the request for review.

8.4.  General Rules.

(a)   No inquiry or question shall be deemed to be a claim or a request for a review of a denied claim unless made in accordance with the claims procedure. The Principal Sponsor may require that any claim for benefits and any request for a review of a denied claim be filed on forms to be furnished by the Principal Sponsor upon request.

(b)   All decisions on claims and on requests for a review of denied claims shall be made by the Principal Sponsor.

(c)   The Principal Sponsor may, in its discretion, hold one or more hearings on a claim or a request for a review of a denied claim.

(d)   Claimants may be represented by a lawyer or other representative (at their own expense). A claimant’s representative shall be entitled to receive copies of notices sent to the claimant.

(e)   The decision of the Principal Sponsor on a claim and on a request for a review of a denied claim shall be served on the claimant in writing. If a decision or notice is not received by a claimant within the time specified, the claim or request for a review of a denied claim shall be deemed to have been denied.

(f)    Prior to filing a claim or a request for a review of a denied claim, the claimant or his or her representative shall have a reasonable opportunity to review a copy of this SERP and all other pertinent documents in the possession of the Principal Sponsor.

(g)   The Principal Sponsor may permanently or temporarily delegate all or a portion of its authority and responsibility under this Section 8 to a committee or individual.

(h)   The procedures and remedies herein are not exclusive. However, a claimant shall be required to exhaust these administrative remedies before commencing litigation to recover benefits. If there is litigation regarding the benefits payable to or with respect to a Participant, determinations by the Principal Sponsor shall not be afforded any deference and the matter shall be heard de novo.

SECTION 9

CONSTRUCTION

9.1.  Defined Terms.  Words and phrases used in this SERP document with initial capital letters, which are defined in the Pension Plan documents and which are not separately defined in this SERP document shall have the same meaning ascribed to them in the Pension Plan documents unless in the context in which they are used it would be clearly inappropriate to do so.

9.2.  ERISA Status.  This SERP is adopted with the understanding that it is an unfunded plan maintained primarily for the purpose of providing deferred compensation for a select group of management or highly compensated employees as provided in section 201(2), section 301(3) and section 401(a)(1) of ERISA. Each provision shall be interpreted and administered accordingly.

9.3.  IRC Status.  This SERP is intended to be a nonqualified deferred compensation arrangement. The rules of section 401(a) et. seq. of the Code shall not apply to this SERP. The rules of section 3121(v) and section 3306(r)(2) of the Code shall apply to this SERP.

9.4.  Effect on Other Plans.  This SERP shall not alter, enlarge or diminish any person’s employment rights or obligations or rights or obligations under the Pension Plan, the Excess Plan or any other plan. It is specifically contemplated that the Pension Plan and Excess Plan could, from time to time, be amended and possibly terminated. This SERP shall not preclude any such amendments or terminations. Although the Principal Sponsor is generally free to amend and terminate the Pension Plan and the Excess Plan, no amendment or termination of the Pension Plan or the Excess Plan shall be effective as to a Participant to the extent the amendment or termination would have the effect of diminishing the benefits payable to or with respect to the Participant under this SERP unless the Participant has affirmatively agreed in writing to such amendment or termination.

9.5.  Disqualification.  Notwithstanding any other provision of this SERP document or any election or designation made under the SERP, any individual who feloniously and intentionally kills a Participant shall be deemed for all purposes of this SERP and all elections and designations made under this SERP to have died before such Participant. A final judgment of conviction of felonious and intentional killing is conclusive for this purpose. In the absence of a conviction of felonious and intentional killing, the Principal Sponsor shall determine whether the killing was felonious and intentional for this purpose.

9.6.  Rules of Document Construction.  Whenever appropriate, words used in the SERP document in the singular may be read in the plural, or words used in the plural may be read in the singular; the masculine may include the feminine; and the words “hereof,” “herein” or “hereunder” or other similar compounds of the word “here” shall mean and refer to the entire SERP and not to any particular paragraph or Section of this SERP document unless the context clearly indicates to the contrary. The titles given to the various Sections of this SERP document are inserted for convenience of reference only and are not part of this SERP document, and they shall not be considered in determining the purpose, meaning or intent of any provision hereof. Notwithstanding any thing apparently to the contrary contained in this SERP document, the SERP document shall be construed and administered to prevent the duplication of benefits provided under this SERP and any other qualified or nonqualified plan maintained in whole or in part by the Principal Sponsor.

9.7.  References to Laws.  Any reference in this SERP document to a statute or regulation shall be considered also to mean and refer to any subsequent amendment or replacement of that statute or regulation.

9.8.  Effect on Employment.  Neither the terms of this SERP document nor the benefits hereunder nor the continuance thereof shall be a term of the employment of any employee. The terms of this SERP document shall not give any employee the right to be retained in the employment of any Employer.

9.9.  Choice of Law.  This SERP document has been executed and delivered in the State of Minnesota and shall, except to the extent that federal law is controlling, be construed and enforced in accordance with the laws of the State of Minnesota.

Ancillary Agreement
under

NORTHWEST AIRLINES
SUPPLEMENTAL EXECUTIVE RETIREMENT PLAN
(2001 Restatement)

THIS AGREEMENT, Made and entered into by and between Northwest Airlines, Inc., a Minnesota corporation, (the “Employer”) and Richard H. Anderson (the “Participant”).

WHEREAS, Employer has established a nonqualified plan of deferred compensation for the benefit of a group of management employees currently set forth in a document entitled “Northwest Airlines Supplemental Executive Retirement Plan (2001 Restatement)” (hereinafter the “2001 SERP Restatement”); and

WHEREAS, The Plan maintained pursuant to the 2001 SERP Restatement (sometimes referred to as the “SERP”) contemplates that certain terms and provisions may be varied pursuant to a separate written agreement by and between Employer and Participant known as an “Ancillary Agreement”; and

WHEREAS, The Employer and the Participant agree that upon executing this Ancillary Agreement, Participant’s SERP benefit will be computed under and governed solely by Part B of the 2001 SERP Restatement and not Part A of the 2001 SERP Restatement.

NOW THEREFORE, IT IS HEREBY AGREED, By and between Employer and Participant as follows:

1)                                      DATE OF PARTICIPATION. Participant’s effective date for the commencement of SERP participation is March 24, 1994.

2)                                      PRIOR SERP AGREEMENT. Under a prior Ancillary Agreement, Participant’s actual Benefit Service was increased by two additional deemed years of Benefit Service for each actual year of employment completed by Participant after March 23, 1994, (not to exceed ten years) as follows:

With Respect To The Participant’s Employment During The Following Periods:	Additional Deemed Benefit Service Already Earned
March 24, 1994 to March 23, 1995	2
March 24, 1995 to March 23, 1996	2
March 24, 1996 to March 23, 1997	2
March 24, 1997 to March 23, 1998	2
March 24, 1998 to March 23, 1999	2

Total Already Earned	10

3)                                      NEW SERP AGREEMENT. Pursuant to Section 2.6 of the Management Compensation Agreement dated as of June 28, 2001 between the Employer and the Participant (the “Compensation Agreement”) in addition to the deemed Benefit Service awarded under paragraph 2 above, Participant’s actual Benefit Service shall be increased by one additional deemed year of Benefit

Service for each actual year of employment completed by the Participant after April 1, 2001, (not to exceed five additional deemed years of Benefit Service) as follows:

With Respect To The Participant’s Employment During The Following Periods:	Additional Deemed Benefit Service Which May Be Earned
April 1, 2001 to March 31, 2002	1
April 1, 2002 to March 31, 2003	1
April 1, 2003 to March 31, 2004	1
April 1, 2004 to March 31, 2005	1
April 1, 2005 to March 31, 2006	1

Pursuant to Section 5.2(b)(ii) of the Compensation Agreement, in the event the Participant’s employment is terminated by the Employer other than for Cause (as defined in the Compensation Agreement), as a result of death or Disability (as defined in the Compensation Agreement), or by the Participant for Good Reason (as defined in the Compensation Agreement), Participant’s actual Benefit Service as of the effective date of such termination of employment shall be increased in an amount equal to the excess, if any, of (i) five over (ii) the number of additional years of Benefit Service that the Participant has accrued as of such termination date pursuant to this paragraph 3.

4)                                      SPECIAL ARRANGEMENTS. For the purpose of computing Participant’s benefits under Part B of the 2001 SERP, the following special rules shall apply.

a)             FAE Formula. For the purposes of computing Participant’s Final Average Earnings Annuity pursuant to Section 4.1.1(a)(1)(iii) of the 2001 SERP Restatement, Participant’s actual Benefit Service shall be increased by the deemed years of Benefit Service earned under paragraphs 2 and 3 above.

b)            CB Initial Account. Participant’s initial account balance for purposes of Section 4.1.1(b)(1)(iii) of Part B of the 2001 SERP has been computed on a basis consistent with the Pension Plan formula for computing initial account balances and, where appropriate, takes into account all years of Participant’s deemed service attributable to periods before January 1, 2001.

c)             CB Increased Pay Credit Percentage. For the purpose of determining Participant’s applicable pay credit percentage pursuant to Section 4.1.1(b)(1)(iii) of the 2001 SERP Restatement the Participant shall receive (during the period from April 1, 2001 through March 31, 2006) two times the pay credit that the Participant would otherwise be entitled to receive (i.e., the “actual” plus one “deemed”). Therefore, the Participant’s applicable pay credit percentage during the following periods shall be as follows:

With respect to Participant’s Earnings attributable to the following periods:	Participant’s applicable pay credit percentage shall be:
April 1, 2001 to March 31, 2002	24%
April 1, 2002 to September 30, 2002	24%
October 1, 2002 to March 31, 2003	30%
April 1, 2003 to March 31, 2004	30%
April 1, 2004 to March 31, 2005	30%
April 1, 2005 to February 28, 2006	30%
March 1, 2006 to March 31, 2006	36%

d)            CB Generally Applicable Pay Credit Percentage. For the purpose of determining Participant’s applicable pay credit percentage pursuant to Section 4.1.1(b)(1)(iii) of the 2001 SERP Restatement during the period from January 1, 2001 through March 31, 2001 and periods subsequent to March 31, 2006, Participant’s applicable pay credit percentage shall be determined under the generally applicable rules of the Pension Plan; provided, however, that in applying those rules, Participant’s actual Benefit Service shall be increased by all additional earned deemed years of Benefit Service.

5)                                      CONSENT TO AMENDMENT. Pursuant to the provisions of Section 6.1 of the “Northwest Airlines, Inc. Supplemental Executive Retirement Plan (1995 Statement),” Participant consents to the amendments of that document that are embodied in the restatement of that document previously adopted by Northwest Airlines, Inc. known as the “Northwest Airlines Supplemental Executive Retirement Plan (2001 SERP Restatement).” Participant acknowledges prior receipt of a copy of that document. Participant acknowledges that the benefits payable to or with respect to Participant under the SERP shall be governed exclusively by Part B of the 2001 SERP Restatement.

6)                                      INTEGRATION. This agreement is intended to be and is an Ancillary Agreement as that term is used in the SERP. Insofar as this Ancillary Agreement relates to Participant’s entitlement under the SERP, this Ancillary Agreement represents the entire agreement of Participant and Employer and supercedes all prior agreements and understandings, written or otherwise. In no event shall this Ancillary Agreement and any other agreement be construed or interpreted to provide duplicate benefits.

IN WITNESS WHEREOF, Employer and Participant have executed this Ancillary Agreement as of October 25, 2001.

NORTHWEST AIRLINES, INC.	PARTICIPANT

Gary L. Wilson Chairman of the Board	Richard H. Anderson

Ancillary Agreement
under

NORTHWEST AIRLINES
SUPPLEMENTAL EXECUTIVE RETIREMENT PLAN
(2001 Restatement)

THIS AGREEMENT, Made and entered into by and between Northwest Airlines, Inc., a Minnesota corporation, (the “Employer”) and Douglas M. Steenland (the “Participant”).

WHEREAS, Employer has established a nonqualified plan of deferred compensation for the benefit of a group of management employees currently set forth in a document entitled “Northwest Airlines Supplemental Executive Retirement Plan (2001 Restatement)” (hereinafter the “2001 SERP Restatement”); and

WHEREAS, The Plan maintained pursuant to the 2001 SERP Restatement (sometimes referred to as the “SERP”) contemplates that certain terms and provisions may be varied pursuant to a separate written agreement by and between Employer and Participant known as an “Ancillary Agreement”; and

WHEREAS, The Employer and the Participant agree that upon executing this Ancillary Agreement, Participant’s SERP benefit will be computed under and governed solely by Part B of the 2001 SERP Restatement and not Part A of the 2001 SERP Restatement.

NOW THEREFORE, IT IS HEREBY AGREED, By and between Employer and Participant as follows:

7)                                      DATE OF PARTICIPATION. Participant’s effective date for the commencement of SERP participation is March 24, 1994.

8)                                      PRIOR SERP AGREEMENT. Under a prior Ancillary Agreement, Participant’s actual Benefit Service was increased by two additional deemed years of Benefit Service for each actual year of employment completed by Participant after March 23, 1994, (not to exceed ten years) as follows:

With Respect To The Participant’s Employment During The Following Periods:	Additional Deemed Benefit Service Already Earned
March 24, 1994 to March 23, 1995	2
March 24, 1995 to March 23, 1996	2
March 24, 1996 to March 23, 1997	2
March 24, 1997 to March 23, 1998	2
March 24, 1998 to March 23, 1999	2

Total Already Earned	10

9)                                      NEW SERP AGREEMENT. Pursuant to Section 2.6 of the Management Compensation Agreement dated as of June 28, 2001 between the Employer and the Participant (the “Compensation Agreement”) in addition to the deemed Benefit Service awarded under paragraph 2 above, Participant’s actual Benefit Service shall be increased by one additional deemed year of Benefit Service for each actual year of employment completed by the Participant after April 1, 2001, (not to exceed five additional deemed years of Benefit Service) as follows:

With Respect To The Participant’s Employment During The Following Periods:	Additional Deemed Benefit Service Which May Be Earned
April 1, 2001 to March 31, 2002	1
April 1, 2002 to March 31, 2003	1
April 1, 2003 to March 31, 2004	1
April 1, 2004 to March 31, 2005	1
April 1, 2005 to March 31, 2006	1

Pursuant to Section 5.2(b)(ii) of the Compensation Agreement, in the event the Participant’s employment is terminated by the Employer other than for Cause (as defined in the Compensation Agreement), as a result of death or Disability (as defined in the Compensation Agreement), or by the Participant for Good Reason (as defined in the Compensation Agreement), Participant’s actual Benefit Service as of the effective date of such termination of employment shall be increased in an amount equal to the excess, if any, of (i) five over (ii) the number of additional years of Benefit Service that the Participant has accrued as of such termination date pursuant to this paragraph 3.

10)                                SPECIAL ARRANGEMENTS. For the purpose of computing Participant’s benefits under Part B of the 2001 SERP, the following special rules shall apply.

a)             FAE Formula. For the purposes of computing Participant’s Final Average Earnings Annuity pursuant to Section 4.1.1(a)(1)(iii) of the 2001 SERP Restatement, Participant’s actual Benefit Service shall be increased by the deemed years of Benefit Service earned under paragraphs 2 and 3 above.

b)            CB Initial Account. Participant’s initial account balance for purposes of Section 4.1.1(b)(1)(iii) of Part B of the 2001 SERP has been computed on a basis consistent with the Pension Plan formula for computing initial account balances and, where appropriate, takes into account all years of Participant’s deemed service attributable to periods before January 1, 2001.

c)             CB Increased Pay Credit Percentage. For the purpose of determining Participant’s applicable pay credit percentage pursuant to Section 4.1.1(b)(1)(iii) of the 2001 SERP Restatement the Participant shall receive (during the period from April 1, 2001 through March 31, 2006) two times the pay credit that the Participant would otherwise be entitled to receive (i.e., the “actual” plus one “deemed”). Therefore, the Participant’s applicable pay credit percentage during the following periods shall be as follows:

With respect to Participant’s Earnings attributable to the following periods:	Participant’s applicable pay credit percentage shall be:
April 1, 2001 to August 31, 2001	24%
September 1, 2001 to March 31, 2002	30%
April 1, 2002 to March 31, 2003	30%
April 1, 2003 to March 31, 2004	30%
April 1, 2004 to February 28, 2005	30%
March 1, 2005 to March 31, 2005	36%
April 1, 2005 to March 31, 2006	36%

d)            CB Generally Applicable Pay Credit Percentage. For the purpose of determining Participant’s applicable pay credit percentage pursuant to Section 4.1.1(b)(1)(iii) of the 2001 SERP Restatement during the period from January 1, 2001 through March 31, 2001 and periods subsequent to March 31, 2006, Participant’s applicable pay credit percentage shall be determined under the generally applicable rules of the Pension Plan; provided, however, that in applying those rules, Participant’s actual Benefit Service shall be increased by all additional earned deemed years of Benefit Service.

11)                                CONSENT TO AMENDMENT. Pursuant to the provisions of Section 6.1 of the “Northwest Airlines, Inc. Supplemental Executive Retirement Plan (1995 Statement),” Participant consents to the amendments of that document that are embodied in the restatement of that document previously adopted by Northwest Airlines, Inc. known as the “Northwest Airlines Supplemental Executive Retirement Plan (2001 SERP Restatement).” Participant acknowledges prior receipt of a copy of that document. Participant acknowledges that the benefits payable to or with respect to

Participant under the SERP shall be governed exclusively by Part B of the 2001 SERP Restatement.

12)                                INTEGRATION. This agreement is intended to be and is an Ancillary Agreement as that term is used in the SERP. Insofar as this Ancillary Agreement relates to Participant’s entitlement under the SERP, this Ancillary Agreement represents the entire agreement of Participant and Employer and supercedes all prior agreements and understandings, written or otherwise. In no event shall this Ancillary Agreement and any other agreement be construed or interpreted to provide duplicate benefits.

IN WITNESS WHEREOF, Employer and Participant have executed this Ancillary Agreement as of October 25, 2001.

NORTHWEST AIRLINES, INC.	PARTICIPANT

Richard H. Anderson Chief Executive Officer	Douglas M. Steenland

Ancillary Agreement
under

NORTHWEST AIRLINES
SUPPLEMENTAL EXECUTIVE RETIREMENT PLAN
(2001 Restatement)

THIS AGREEMENT, Made and entered into by and between Northwest Airlines, Inc., a Minnesota corporation, (the “Employer”) and Mickey P. Foret (the “Participant”).

WHEREAS, Employer has established a nonqualified plan of deferred compensation for the benefit of a group of management employees currently set forth in a document entitled “Northwest Airlines Supplemental Executive Retirement Plan (2001 Restatement)” (hereinafter the “2001 SERP Restatement”); and

WHEREAS, The Plan maintained pursuant to the 2001 SERP Restatement (sometimes referred to as the “SERP”) contemplates that certain terms and provisions may be varied pursuant to a separate written agreement by and between Employer and Participant known as an “Ancillary Agreement”; and

WHEREAS, The Employer and the Participant agree that upon executing this Ancillary Agreement, Participant’s SERP benefit will be computed under and governed solely by Part B of the 2001 SERP Restatement and not Part A of the 2001 SERP Restatement.

NOW THEREFORE, IT IS HEREBY AGREED, By and between Employer and Participant as follows:

13)                                DATE OF PARTICIPATION. Participant’s effective date for the commencement of SERP participation is May 11, 1998.

14)                                PRIOR SERP AGREEMENT. Employer and Participant agree that as of April 1, 2001, Participant has 18 1/2 years of Benefit Service consisting of 6 1/2 years of Benefit Service under the Qualified and Excess Pension Plans and 12 years of deemed Benefit Service under the SERP. Employer and Participant further agree that on April 30, 2001, Employer will credit to Participant’s SERP cash balance account an amount equal to $454,500.00.

15)                                NEW SERP AGREEMENT. Pursuant to Section 5 of the Letter Agreement dated as of October 23, 2002 between the Employer and the Participant (the “Letter Agreement”) in addition to the deemed Benefit Service awarded under paragraph 2 above, Participant’s actual Benefit Service shall be increased by two additional deemed years of Benefit Service for each actual year of employment completed by the Participant commencing on April 1, 2001, (not to exceed eight additional deemed years of Benefit Service) as follows:

With Respect To The Participant’s Employment During The Following Periods:	Additional Deemed Benefit Service Which May Be Earned
April 1, 2001 to March 31, 2002	2
April 1, 2002 to March 31, 2003	2
April 1, 2003 to March 31, 2004	2
April 1, 2004 to March 31, 2005	2

16)                                SPECIAL ARRANGEMENTS. For the purpose of computing Participant’s benefits under Part B of the 2001 SERP, the following special rules shall apply.

a)             FAE Formula. For the purposes of computing Participant’s Final Average Earnings Annuity pursuant to Section 4.1.1(a)(1)(iii) of the 2001 SERP Restatement, Participant’s actual Benefit Service shall be increased by the deemed years of Benefit Service earned under paragraphs 2 and 3 above.

b)            CB Initial Account. Participant’s initial account balance for purposes of Section 4.1.1(b)(1)(iii) of Part B of the 2001 SERP has been computed on a basis consistent with the Pension Plan formula for computing initial account balances and, where appropriate, takes into account all years of Participant’s deemed service attributable to periods before January 1, 2001.

c)             CB Increased Pay Credit Percentage. For the purpose of determining Participant’s applicable pay credit percentage pursuant to Section 4.1.1(b)(1)(iii) of the 2001 SERP Restatement the Participant shall receive (during the period from April 1, 2001 through March 31, 2005) three times the pay credit that the Participant would otherwise be entitled to receive (i.e., the “actual” plus two “deemed”). Therefore, the Participant’s applicable pay credit percentage during the following periods shall be as follows:

With respect to Participant’s Earnings attributable to the following periods:	Participant’s applicable pay credit percentage shall be:
April 1, 2001 to March 31, 2002	45%
April 1, 2002 to February 28, 2003	45%
March 1, 2003 to March 31, 2003	54%
April 1, 2003 to March 31, 2004	54%
April 1, 2004 to March 31, 2005	54%

d)            CB Generally Applicable Pay Credit Percentage. For the purpose of determining Participant’s applicable pay credit percentage pursuant to Section 4.1.1(b)(1)(iii) of the 2001 SERP Restatement during periods subsequent to March 31, 2005, Participant’s applicable pay credit percentage shall be determined under the generally applicable rules of the Pension Plan; provided, however, that in applying those rules, Participant’s actual Benefit Service shall be increased by all additional earned deemed years of Benefit Service.

17)                                CONSENT TO AMENDMENT. Pursuant to the provisions of Section 6.1 of the “Northwest Airlines, Inc. Supplemental Executive Retirement Plan (1995 Statement),” Participant consents to the amendments of that document that are embodied in the restatement of that document previously adopted by Northwest Airlines, Inc. known as the “Northwest Airlines Supplemental Executive Retirement Plan (2001 SERP Restatement).” Participant acknowledges prior receipt of a copy of that document. Participant acknowledges that the benefits payable to or with respect to Participant under the SERP shall be governed exclusively by Part B of the 2001 SERP Restatement.

18)                                INTEGRATION. This agreement is intended to be and is an Ancillary Agreement as that term is used in the SERP. Insofar as this Ancillary Agreement relates to Participant’s entitlement under the SERP, this Ancillary Agreement represents the entire agreement of Participant and Employer and supercedes all prior agreements and understandings, written or otherwise. In no event shall this Ancillary Agreement and any other agreement be construed or interpreted to provide duplicate benefits.

IN WITNESS WHEREOF, Employer and Participant have executed this Ancillary Agreement as of October 25, 2001.

NORTHWEST AIRLINES, INC.	PARTICIPANT

Richard H. Anderson, Chief Executive Officer	Mickey P. Foret

Ancillary Agreement
under

NORTHWEST AIRLINES
SUPPLEMENTAL EXECUTIVE RETIREMENT PLAN
(2001 Restatement)

THIS AGREEMENT, Made and entered into by and between Northwest Airlines, Inc., a Minnesota corporation, (the “Employer”) and J. Timothy Griffin (the “Participant”).

WHEREAS, Employer has established a nonqualified plan of deferred compensation for the benefit of a select group of management or highly compensated employees currently set forth in a document entitled “Northwest Airlines Supplemental Executive Retirement Plan (2001 Restatement)” (hereinafter the “2001 SERP Restatement”); and

WHEREAS, The Plan maintained pursuant to the 2001 SERP Restatement (sometimes referred to as the “SERP”) contemplates that certain terms and provisions may be varied pursuant to a separate written agreement by and between Employer and Participant known as an “Ancillary Agreement”; and

WHEREAS, The Employer and the Participant agree that upon executing this Ancillary Agreement, Participant’s SERP benefit will be computed under and governed solely by Part B of the 2001 SERP Restatement and not Part A of the 2001 SERP Restatement.

NOW THEREFORE, IT IS HEREBY AGREED, By and between Employer and Participant as follows:

19)                                DATE OF PARTICIPATION. Participant’s effective date for the commencement of SERP participation is June 1, 2001.

20)                                SPECIAL ARRANGEMENTS. For the purpose of computing Participant’s benefits under the SERP, the following special rules shall apply.

a)             FAE Formula. For the purposes of computing Participant’s Final Average Earnings Annuity pursuant to Section 4.1.1(a)(1)(iii) of the 2001 SERP Restatement, Participant’s actual Benefit Service shall be increased annually by two (2) additional deemed years of Benefit Service for each actual year of employment completed by the Participant after the Participant’s effective date for the commencement of SERP participation (not to exceed ten additional deemed years over and above the actual Benefit Service).

b)            CB Increased Pay Credit Percentage. For the purpose of determining Participant’s applicable pay credit percentage pursuant to Section 4.1.1(b)(1)(iii) of the 2001 SERP Restatement the Participant shall receive (during the period from June 1, 2001 through May 31, 2006) three times the pay credit that the Participant would otherwise be entitled to receive (i.e., the “actual” plus two “deemed”). Therefore, the Participant’s applicable pay credit percentage during the following periods shall be as follows:

With respect to Participant’s Earnings attributable to the following periods:	Participant’s applicable pay credit percentage shall be:
June 1, 2001 to April 30, 2002	30%
May 1, 2002 to May 31, 2002	36%
June 1, 2002 to May 31, 2003	36%
June 1, 2003 to May 31, 2004	36%
June 1, 2004 to May 31, 2005	45%
June 1, 2005 to May 31, 2006	45%

c)             CB Generally Applicable Pay Credit Percentage. For the purpose of determining Participant’s applicable pay credit percentage pursuant to Section 4.1.1(b)(1)(iii) of the 2001 SERP

Restatement during periods subsequent to May 31, 2006, Participant’s applicable pay credit percentage shall be determined under the generally applicable rules of the Pension Plan; provided, however, that in applying those rules, Participant’s actual Benefit Service shall be increased by all additional deemed years of Benefit Service.

21)                                CONSENT TO AMENDMENT. Pursuant to the provisions of Section 6.1 of the “Northwest Airlines, Inc. Supplemental Executive Retirement Plan (1995 Statement),” Participant consents to the amendments of that document that are embodied in the restatement of that document previously adopted by Northwest Airlines, Inc. known as the “Northwest Airlines Supplemental Executive Retirement Plan (2001 SERP Restatement).” Participant acknowledges prior receipt of a copy of that document. Participant acknowledges that the benefits payable to or with respect to Participant under the SERP shall be governed exclusively by Part B of the 2001 SERP Restatement.

22)           INTEGRATION. This agreement is intended to be and is an Ancillary Agreement as that term is used in the SERP. Insofar as this Ancillary Agreement relates to Participant’s entitlement under the SERP, this Ancillary Agreement represents the entire agreement of Participant and Employer and supercedes all prior agreements and understandings, written or otherwise. In no event shall this Ancillary Agreement and any other agreement be construed or interpreted to provide duplicate benefits.

IN WITNESS WHEREOF, Employer and Participant have executed this Ancillary Agreement as of October 25, 2001.

NORTHWEST AIRLINES, INC.	PARTICIPANT

Richard H. Anderson, Chief Executive Officer	J. Timothy Griffin

Ancillary Agreement
under

NORTHWEST AIRLINES
SUPPLEMENTAL EXECUTIVE RETIREMENT PLAN
(2001 Restatement)

THIS AGREEMENT, Made and entered into by and between Northwest Airlines, Inc., a Minnesota corporation, (the “Employer”) and Philip C. Haan (the “Participant”).

WHEREAS, Employer has established a nonqualified plan of deferred compensation for the benefit of a select group of management or highly compensated employees currently set forth in a document entitled “Northwest Airlines Supplemental Executive Retirement Plan (2001 Restatement)” (hereinafter the “2001 SERP Restatement”); and

WHEREAS, The Plan maintained pursuant to the 2001 SERP Restatement (sometimes referred to as the “SERP”) contemplates that certain terms and provisions may be varied pursuant to a separate written agreement by and between Employer and Participant known as an “Ancillary Agreement”; and

WHEREAS, The Employer and the Participant agree that upon executing this Ancillary Agreement, Participant’s SERP benefit will be computed under and governed solely by Part B of the 2001 SERP Restatement and not Part A of the 2001 SERP Restatement.

NOW THEREFORE, IT IS HEREBY AGREED, By and between Employer and Participant as follows:

23)                                DATE OF PARTICIPATION. Participant’s effective date for the commencement of SERP participation is June 1, 2001.

24)                                SPECIAL ARRANGEMENTS. For the purpose of computing Participant’s benefits under the SERP, the following special rules shall apply.

a)             FAE Formula. For the purposes of computing Participant’s Final Average Earnings Annuity pursuant to Section 4.1.1(a)(1)(iii) of the 2001 SERP Restatement, Participant’s actual Benefit Service shall be increased annually by two (2) additional deemed years of Benefit Service for each actual year of employment completed by the Participant after the Participant’s effective date for the commencement of SERP participation (not to exceed ten additional deemed years over and above the actual Benefit Service).

b)            CB Increased Pay Credit Percentage. For the purpose of determining Participant’s applicable pay credit percentage pursuant to Section 4.1.1(b)(1)(iii) of the 2001 SERP Restatement the Participant shall receive (during the period from June 1, 2001 through May 31, 2006) three times the pay credit that the Participant would otherwise be entitled to receive (i.e., the “actual” plus two “deemed”). Therefore, the Participant’s applicable pay credit percentage during the following periods shall be as follows:

With respect to Participant’s Earnings attributable to the following periods:	Participant’s applicable pay credit percentage shall be:
June 1, 2001 to May 31, 2002	30%
June 1, 2002 to October 31, 2002	30%
November 1, 2002 to May 31, 2003	36%
June 1, 2003 to May 31, 2004	36%
June 1, 2004 to April 30, 2005	36%
May 1, 2005 to May 31, 2005	45%
June 1, 2005 to May 31, 2006	45%

c)             CB Generally Applicable Pay Credit Percentage. For the purpose of determining Participant’s applicable pay credit percentage pursuant to Section 4.1.1(b)(1)(iii) of the 2001 SERP Restatement during periods subsequent to May 31, 2006, Participant’s applicable pay credit percentage shall be determined under the generally applicable rules of the Pension Plan; provided, however, that in applying those rules, Participant’s actual Benefit Service shall be increased by all additional deemed years of Benefit Service.

25)                                CONSENT TO AMENDMENT. Pursuant to the provisions of Section 6.1 of the “Northwest Airlines, Inc. Supplemental Executive Retirement Plan (1995 Statement),” Participant consents to the amendments of that document that are embodied in the restatement of that document previously adopted by Northwest Airlines, Inc. known as the “Northwest Airlines Supplemental Executive Retirement Plan (2001 SERP Restatement).” Participant acknowledges prior receipt of a copy of that document. Participant acknowledges that the benefits payable to or with respect to Participant under the SERP shall be governed exclusively by Part B of the 2001 SERP Restatement.

26)                                INTEGRATION. This agreement is intended to be and is an Ancillary Agreement as that term is used in the SERP. Insofar as this Ancillary Agreement relates to Participant’s entitlement under the SERP, this Ancillary Agreement represents the entire agreement of Participant and Employer and supercedes all prior agreements and understandings, written or otherwise. In no event shall this Ancillary Agreement and any other agreement be construed or interpreted to provide duplicate benefits.

IN WITNESS WHEREOF, Employer and Participant have executed this Ancillary Agreement as of October 25, 2001.

NORTHWEST AIRLINES, INC.	PARTICIPANT

Richard H. Anderson, Chief Executive Officer	Philip C. Haan